UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2013

GT ADVANCED TECHNOLOGIES INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	001-34133 (Commission File Number)	03-0606749 (IRS Employer Identification No.)

243 Daniel Webster Highway
Merrimack, New Hampshire 03054
(Address of Principal Executive Offices, including Zip Code)

(603) 883-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5 , 2013, Richard Gaynor, GT Advanced Technologies Inc.’s current Vice President and Chief Financial Officer, was appointed as the principal accounting officer for the Company (replacing John Granara, whose resignation as the Company’s Vice President, Finance, Corporate Controller, Chief Accounting Officer and principal accounting officer was effective August 29, 2013, as previously reported on a Current Report on Form 8-K filed on August 2, 2013).  No additional arrangement or understanding with Mr. Gaynor was entered into in connection with Mr. Gaynor’s appointment as the Company’s Principal Accounting Officer, and a description of Mr. Gaynor’s compensation arrangements is available in the Company’s 2013 definitive proxy statement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT ADVANCED TECHNOLOGIES INC.

/s/ Hoil Kim
Date: September 9, 2013	By:	Hoil Kim
	Its:	Vice President, Chief Administrative Officer,
General Counsel and Secretary